UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

POWER EFFICIENCY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31805	22-3337365
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

3900 Paradise Road, Suite 283, Las Vegas, NV		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 697-0377

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 24, 2005, the Registrant entered into a financing transaction in which the Registrant issued $125,000 in senior, secured notes (collectively the “Notes”, individually a “Note”) under the same offering through which the Registrant issued $1,464,806 in notes as disclosed in the Registrant’s Form 8-K filed on November 3, 2004. This offering was originally intended to close on December 31, 2004 but the placement agent and the Registrant agreed to keep the offering open past the original closing date. As of the date of this filing the offering has been closed.

The Notes bear interest of 15% per annum.  Interest due under the Notes will be payable quarterly, with the principal and final quarterly interest payment being due one year from the date of issuance. The Notes will have a first security interest in all of the assets of the Company. However, the Company may grant a first security interest in its accounts receivable and inventory in order to obtain a line of credit in the ordinary course of business. In the event of and immediately upon the occurrence of an “Event of Default,” (as defined in the Note) the Notes shall become immediately due and payable without any action by the Holder and the Note shall bear interest until paid at the rate of 18% per annum or such amount as shall be allowed by law.

Item 3.02  Unregistered Sale of Equity Securities.

The holders of the Notes will promptly be issued 115,385 warrants for every $100,000 Note. With its issuance of $125,000 in Notes, the Registrant will issue, in aggregate, 144,232 warrants (the “Warrants”) with an exercise price of $0.65 per share.  The Company will file a registration statement (the “Registration Statement”) to register the common shares issuable upon exercise of the Warrants from all of the Notes issued under this offering within 60 days of the closing.  The Warrants will have a five-year term and the Company will have the right to compel the exercise of the Warrants if the common stock trades at $1.65 for 10 consecutive trading days and the Registration Statement has been filed and become effective.

Pali Capital, a registered broker dealer and member of the National Association of Securities Dealers, Inc., served as the Registrant’s placement agent for this transaction. The Notes and Warrants sold were exempt from registration under the Securities Act of 1933, as amended, pursuant to section 4(2) of the Securities Act. For its work as the placement agent, Pali Capital has received a commission of $12,500 and 14,423 warrants with the same rights and provisions as the Warrants issued to the holders of the Notes.

The following exhibits are filed as part of this report:

Description of Document		Location
2.1	Promissory Note	Incorporated herein by reference from the Company’s Form 8-K filed on November 3, 2004
3.1	Warrant	Incorporated herein by reference from the Company’s Form 8-K filed on November 3, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION
(Registrant)
By:	/s/ Steven Strasser
Steven Strasser, CEO
Date: March 2, 2005